OTHER (INCOME) EXPENSES, NET	12 Months Ended
Dec. 31, 2016
Other Income and Expenses [Abstract]
OTHER (INCOME) EXPENSES, NET
NOTE 13	-	OTHER (INCOME) EXPENSES, NET

	US dollars
	Year ended December 31,
(in thousands)	2016	2015	2014
Adjustment of purchase price of subsidiary sold	-	(101)	-
Impairment of goodwill and intangible assets (2)	-	929	922
Gain on sale of subsidiary (1)	-	(951)	-
prior years expenses	940	-	-
Other	(104)	(145)	(66)
	836	(268)	856

(1)	On December 31, 2015, the Company sold its entire holding in the subsidiary Mapa Internet Ltd. for a total consideration of NIS 2.3 million (approximately US$ 600,000).

Management does not believe that the sale of Mapa internet Ltd represents a strategic shift for the company. As a result, the above transaction has not been reflected in the accompanying consolidated financial statements as discontinued operations

(2)	See Notes 7, 8 and 1N.